Supplement dated October 6, 2017

to the

Prospectuses dated May 1, 2017

for

CWA VA Advantage IV Variable Annuity

CWA VA Preferred Plus Variable Annuity

Commonwealth Horizon Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company (“Company”)

through its
Commonwealth Annuity Separate Account A

Effective October 30, 2017, the Company’s principal address will change as stated below. Any references in the prospectus to the old address will be deleted and replaced with the new address.

Old Address:	New Address:
132 Turnpike Road, Suite 210 Southborough, MA 01772	20 Guest Street Brighton, MA 02135

Please note our Service Center information will remain the same. You can still reach our Service Center by mail or telephone at:

Service Center

P.O. Box 758550

Topeka, Kansas 66675-8550

1-800-457-8803

This Supplement Should Be Retained with Your Prospectus for Future Reference.